Exhibit 13.1

SECTION 906 CERTIFICATION

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2008 of Hydrogenics Corporation (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 30, 2009 and amended by this Amendment No. 1 filed with the Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Daryl Wilson, President and Chief Executive Officer of the Company, certify, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Daryl Wilson

Name: Daryl Wilson

Title: President and Chief Executive Officer

Date: August 12, 2009

A signed original of this written statement required by Section 906 has been provided to Hydrogenics Corporation and will be retained by Hydrogenics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.